SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2006
eLOYALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 582-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Power Point Presentation

Item 7.01 Regulation FD Disclosure
     On November 8, 2006, eLoyalty Corporation will host a conference regarding its third quarter 2006 results of operations. The presentation materials relating to that conference call are available on the Company’s website, www.eloyalty.com, and are attached as Exhibit 99.1 to this report and are incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(a) and (b) not applicable
(c) Exhibit Index:
99.1	Power Point presentation delivered by the Company’s Chief Executive Officer and Chief Financial Officer on November 8, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: November 8, 2006	By:	/s/ STEVEN C. POLLEMA
Steven C. Pollema
Vice President, Operations and Chief Financial Officer